EXHIBIT 1(c)


                    FIFTH AMENDMENT DATED DECEMBER 10, 1996

           TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993


     Pursuant  to  authority  granted by the  Trustees,  Schedule A of the Trust
Instrument is amended as follows to reflect (i) the designation and establishment of Capital Appreciation Portfolio, Equity Income Portfolio and Growth and Income Portfolio as separate series of Janus Aspen Series (the "Trust"), (ii) the designation of shares of existing series of the Trust as "Institutional Shares," and (iii) the designation and establishment of a second class of shares of each Series of the Trust ("Retirement Shares"):

                                   SCHEDULE A

              SERIES OF THE TRUST                 AVAILABLE CLASSES

          Aggressive Growth Portfolio             Institutional Shares
                                                  Retirement Shares

          Balanced Portfolio                      Institutional Shares
                                                  Retirement Shares

          Capital Appreciation Portfolio          Institutional Shares
                                                  Retirement Shares

          Equity Income Portfolio                 Institutional Shares
                                                  Retirement Shares

          Flexible Income Portfolio               Institutional Shares
                                                  Retirement Shares

          Growth Portfolio                        Institutional Shares
                                                  Retirement Shares

          Growth and Income Portfolio             Institutional Shares
                                                  Retirement Shares

          High-Yield Portfolio                    Institutional Shares
                                                  Retirement Shares

          International Growth Portfolio          Institutional Shares
                                                  Retirement Shares

          Money Market Portfolio                  Institutional Shares
                                                  Retirement Shares

          Short-Term Bond Portfolio               Institutional Shares
                                                  Retirement Shares

          Worldwide Growth Portfolio              Institutional Shares
                                                  Retirement Shares




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